COMPANY DATA:
		COMPANY CONFORMED NAME:		PRIME COMPANIES INC
		CENTRAL INDEX KEY:			0001041581
		STANDARD INDUSTRIAL CLASSIFICATION:	RADIO TELEPHONE COMMUNICATIONS
		IRS NUMBER:				522031531
		STATE OF INCORPORATION:		DE
		FISCAL YEAR END:			1231

	FILING VALUES:
		FORM TYPE:		8-K
		SEC ACT:
		SEC FILE NUMBER:
		FILM NUMBER:

	BUSINESS ADDRESS:
		STREET 1:		409 CENTER STREET
		CITY:			YUBA CITY
		STATE:			CA
		ZIP:			95991
		BUSINESS PHONE:		(530) 755 3580

	MAIL ADDRESS:
		STREET 1:		409 CENTER STREET
		CITY:			YUBA CITY
		STATE:			CA
		ZIP:			95991

	FORMER COMPANY:
		FORMER CONFORMED NAME:	CORCORAN TECHNOLOGIES CORP
		DATE OF NAME CHANGE:	19970625


<SEQUENCE>1



                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                       -----------------------------------

                                  FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report:  October 4, 2004


                             PRIME COMPANIES, INC.
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                Delaware                          52-2031531
         ------------------------------------------------------------
            (State or other jurisdiction           (I.R.S. Employer
         of incorporation or organization)        Identification No.)



        409 Center Street, Yuba City, CA                        95991
       ----------------------------------------------------------------
       (Address of principal executive offices)                (Zip Code)


                                (530) 755-3580
                               -----------------
             (Registrant's telephone number, including area code)


Item 8. Other Events

     On  September 28, 2004,  Prime Companies, Inc.  entered  into an
Agreement with Computer Resources Technologies, a Colorado corporation, for the sale of 90% of its non-operating wholly owned subsidiary, Bright-Bridge Communications Networks, Inc. After the transaction is completed, as a requirement of the Agreement, Prime will distribute the remaining 10% interest in Bright-Bridge to its shareholders.

     The closing of the transaction is anticipated to occur promptly after an audit of the books and records of CRT for the periods ended December 31, 2002, December 31, 2003, and either June 30, 2004 or September 30, 2004 is completed.


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, there unto duly authorized.

                                   PRIME COMPANIES, INC.
                                   ----------------------------
                                   (Registrant)


                                   /s/ Stephen Goodman
                                   -----------------------------
                                   Stephen Goodman
                                   Chief Financial Officer

Date:       October 4, 2004